Exhibit 32.2
------------

                      GIANT MOTORSPORTS, INC.

                          Certifications
                          --------------

                    CERTIFICATION PURSUANT TO

                     18 U.S.C. SECTION 1350

                     AS ADOPTED PURSUANT TO

         SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


	In connection with the Quarterly Report OF Giant Motorsports, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, in the capacity indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

	1.	The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2.	The information contained in the Report fairly presents, in
all material respects, the financial condition and results of operation of the Company as of and for the period covered in the Report.



                                           /s/Russell A. Haehn
                                           -------------------------------
                                           Russell A. Haehn
                                           Chief Executive Officer


Date: 	August 16, 2004